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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  APRIL 6, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                           WESTERN DIGITAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                    001-08703              33-0956711
 (STATE OR OTHER JURISDICTION OF      (COMMISSION FILE       (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)          NUMBER)           IDENTIFICATION NO.)

                          20511 LAKE FOREST DRIVE
                          LAKE FOREST, CALIFORNIA                 92630
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 672-7000


                                       N/A
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

        Western Digital Corporation, a Delaware corporation (the "Registrant"), was organized to enable its predecessor and principal subsidiary, Western Digital Technologies, Inc. (formerly, Western Digital Corporation), a Delaware corporation ("Western Digital"), to adopt a holding company organizational structure in accordance with Section 251(g) of the Delaware General Corporation Law (the "DGCL").

        The holding company organizational structure was effected pursuant to an Agreement and Plan of Merger to Form Holding Company (the "Merger Agreement") among Western Digital, the Registrant, and WD Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Registrant ("Merger Sub"). The Merger Agreement provided for the merger of Merger Sub into Western Digital, with Western Digital continuing as the surviving corporation as a wholly-owned subsidiary of the Registrant (the "Merger"). The Merger was consummated on April 6, 2001. Prior to the Merger, the Registrant was a direct, wholly-owned subsidiary of Western Digital organized for the purpose of implementing the holding company organizational structure. Pursuant to Section 251(g) of the DGCL, stockholder approval of the Merger was not required.

        By virtue of the Merger, all of Western Digital's outstanding capital stock was converted, on a share for share basis, into capital stock of the Registrant. As a result, each stockholder of Western Digital became the owner of an identical number of shares of capital stock of the Registrant. Additionally, each outstanding option and warrant to purchase shares of Western Digital's common stock was automatically converted into an option or warrant to purchase, upon the same terms and conditions, an identical number of shares of the Registrant's common stock.

        The conversion of shares of capital stock in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding capital stock of Western Digital are deemed to represent the same number of shares of capital stock of the Registrant. The Registrant's common stock will continue to be listed on the New York Stock Exchange under the symbol "WDC" without interruption.

        In the Merger, each stockholder received securities of the same class, evidencing the same proportional interests in the Registrant and having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions, as those that the stockholder held in Western Digital. Pursuant to Section 251(g) of the DGCL, the provisions of the certificate of incorporation and bylaws of the Registrant are substantially identical to those of Western Digital prior to the Merger. The authorized capital stock of the Registrant, the designations, rights, powers and preferences of such capital stock and the qualifications, limitations and restrictions thereof are also substantially identical to those of Western Digital's capital stock immediately prior to the Merger. The directors and executive officers of the Registrant are the same individuals who were directors and executive officers, respectively, of Western Digital immediately prior to the Merger.

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        Also, in connection with the Merger, Western Digital terminated the rights to purchase shares of its Series A Junior Participating Preferred Stock that were issued to holders of Western Digital's common stock pursuant to the Rights Agreement, dated as of October 15, 1998, between Western Digital and American Stock Transfer & Trust Company, as Rights Agent, as amended (the "Old Rights Agreement"). The Registrant has entered into a new Rights Agreement (the "Rights Agreement"), dated as of April 6, 2001, by and between the Registrant and American Stock Transfer & Trust Company, as Rights Agent, pursuant to which holders of the Registrant's common stock will receive one right to purchase the Registrant's Series A Junior Participating Preferred Stock for each share of the Registrant's common stock owned (a "Right"). The Rights Agreement is substantially identical to the Old Rights Agreement and the terms of the Registrant's Series A Junior Participating Preferred Stock are substantially identical to those of Western Digital's Series A Junior Participating Preferred Stock, except that the exercise price has been reduced from $150.00 to $50.00 per share, and the expiration date for the new Rights Agreement is April 6, 2011, extending the old expiration date of October 14, 2008. Until the occurrence of certain events specified in the Rights Agreement, the Rights will be represented by the outstanding shares of the Registrant's common stock in respect of which the Rights are issued, are not transferable separately from the associated shares of the Registrant's common stock and are automatically transferred upon transfer of the associated common stock. A complete description of the Rights is contained in the Rights Agreement, which is being filed as
Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

        In connection with the Merger, the Registrant, Western Digital and the trustee under the Indenture dated as of February 18, 1998, between Western Digital and the trustee thereunder entered into a supplemental indenture, which did not require the consent of the holders of Western Digital's Zero Coupon Convertible Subordinated Debentures due 2018 issued pursuant to the Indenture. The Supplemental Indenture provides for the assignment of the rights and obligations of Western Digital under the Indenture to the Registrant.

        Upon consummation of the Merger, the Registrant's common stock was deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a) the Registrant is the successor issuer to Western Digital.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     None.

(b)     None.

(c)     Exhibits:

The following exhibits are filed with this report on Form 8-K:

Exhibit        Description
-------        ---------------
2.1            Agreement and Plan of Merger to Form Holding Company, dated April
               6, 2001, by and among the Registrant, Western Digital Corporation and WD Merger Sub, Inc.

3.1            Amended and Restated Certificate of Incorporation of the
               Registrant, filed with the office of the Secretary of State of the State of Delaware on April 6, 2001.

3.2 Amended and Restated Bylaws of the Registrant, adopted as of April 6, 2001.

4.1            Rights Agreement, dated April 6, 2001, by and between the
               Registrant and American Stock Transfer & Trust Company, as Rights
               Agent, which includes as Exhibit A the Form of Right Certificate, the Form of Assignment and the Form of Election to Purchase.

4.2            Certificate of Designations of Series A Junior Participating
               Preferred Stock of the Registrant.

4.3            Supplemental Indenture, dated as of April 6, 2001, between the
               Registrant and State Street Bank and Trust Company of California,
               N.A.

99.1 Form of Letter to Stockholders of the Registrant announcing the adoption of the holding company organizational structure.

99.2           Summary of Rights.

99.3           Second Amendment, dated April 6, 2001, to the Old Rights
               Agreement dated October 15, 1998, by and between the Registrant and American Stock Transfer & Trust Company, as Rights Agent.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: April 6, 2001

                                      WESTERN DIGITAL CORPORATION


                                      By:      /s/ Michael A. Cornelius
                                         ---------------------------------------
                                                   Michael A. Cornelius
                                          Vice President, Law and Administration
                                                      and Secretary



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                                  EXHIBIT INDEX

Exhibit No.    Document
-----------    --------
2.1            Agreement and Plan of Merger to Form Holding Company, dated April
               6, 2001, by and among the Registrant, Western Digital Corporation and WD Merger Sub, Inc.

3.1            Amended and Restated Certificate of Incorporation of the
               Registrant, filed with the office of the Secretary of State of the State of Delaware on April 6, 2001.

3.2 Amended and Restated Bylaws of the Registrant, adopted as of April 6, 2001.

4.1            Rights Agreement, dated April 6, 2001, by and between the
               Registrant and American Stock Transfer & Trust Company, as Rights
               Agent, which includes as Exhibit A the Form of Right Certificate, the Form of Assignment and the Form of Election to Purchase.

4.2            Certificate of Designations of Series A Junior Participating
               Preferred Stock of the Registrant.

4.3            Supplemental Indenture, dated as of April 6, 2001, between the
               Registrant and State Street Bank and Trust Company of California,
               N.A.

99.1 Form of Letter to Stockholders of the Registrant announcing the adoption of the holding company organizational structure.

99.2           Summary of Rights.

99.3           Second Amendment, dated April 6, 2001, to the Old Rights
               Agreement dated October 15, 1998, by and between the Registrant and American Stock Transfer & Trust Company, as Rights Agent.